Exhibit 99.1

MP Materials Completes Business Combination and Will Begin Trading on the NYSE under “MP”

MOUNTAIN PASS, CA – NOVEMBER 17, 2020 – MP Materials, the largest rare earth materials producer in the Western Hemisphere, today announced the completion of its business combination with Fortress Value Acquisition Corp. (NYSE: FVAC), a special purpose acquisition company sponsored by an affiliate of Fortress Investment Group LLC (“Fortress”). The combined company, MP Materials Corp. (“MP Materials” or “the Company”), will begin trading on the New York Stock Exchange (NYSE) tomorrow, November 18th, under the ticker symbol “MP”.

MP Materials owns and operates Mountain Pass, an iconic American industrial asset, which is the only rare earth mining and processing site of scale in the Western Hemisphere and currently produces approximately 15% of global rare earth content. The market for separated rare earth elements is expected to see significant growth, as these materials are critical inputs for the magnets that enable the mobility of electric vehicles, drones, defense systems, wind turbines, robotics and many other high-growth, advanced technologies. MP Materials’ integrated operations at Mountain Pass uniquely combine low production costs with best-in-class environmental standards, thereby restoring American leadership to a critical industry with a strong commitment to sustainability.

MP Materials raised $545 million in capital through the transaction, including $345 million of FVAC’s cash in trust and a $200 million PIPE led by institutional investors including Slate Path Capital, Chamath Palihapitiya and Omega Family Office. The capital raised from the transaction fully funds MP’s Stage II optimization plan, whereby the Company expects to become a fully integrated provider of separated rare earth oxides, with a focus on Neodymium-Praseodymium, one of the most crucial inputs for magnetics, by 2022.

“Today is an important milestone in our mission to restore the full rare earth supply chain to the United States of America,” said James Litinsky, Chairman and CEO of MP Materials. “As world infrastructure electrifies, American leadership across this entire industrial supply chain is critical to our economic and national security. MP Materials has a profitable first stage business, a long term, multi-stage execution roadmap for value creation, a fully funded balance sheet, and a committed leadership team and Board of Directors. Our team is very proud to lead the way in onshoring a vital industry, to build a growing enterprise and to deliver positive outcomes to all of our stakeholders supported by our foundational commitments to sustainability and strong governance.”

Litinsky continued, “I want to thank Drew McKnight and the Fortress team for their partnership and support and also welcome our new public investors to this exciting and important journey.”

In addition to Chairman and CEO James Litinsky, MP Materials will continue to be led by its experienced management team, including: Michael Rosenthal, Chief Operating Officer; Ryan Corbett, Chief Financial Officer; and Sheila Bangalore, Chief Strategy Officer and General Counsel. In addition to Messrs. Litinsky and McKnight, the Company’s Board of Directors includes former Chairman of the Joint Chiefs of Staff General (Ret.) Richard Myers; former Omnicom Group CFO Randy Weisenburger; Founder and CEO of QVT Financial LP, Dan Gold; Senior Vice President, General Counsel and Corporate Secretary for Lockheed Martin Corporation, Maryanne Lavan; and former Partner and Managing Director of Goldman Sachs, Connie Duckworth.

Former CEO of FVAC, and Director of MP Materials, Drew McKnight said, “We are looking forward to participating with public shareholders in MP’s future success as the Company moves forward with its plans to bring the rare earth industry home to the United States. MP’s mission is not just a business plan - it’s an economic and security imperative for our country, and the entire leadership team and Board stand ready to execute with commitment and purpose on this tremendous opportunity.”

Morgan Stanley & Co. LLC served as financial advisor and Sidley Austin LLP acted as legal advisor to MP Mine Operations LLC (dba “MP Materials”). Simpson Thacher & Bartlett LLP and Murray Devine served as legal and financial advisor, respectively, to Secure Natural Resources LLC (the owner of the mineral rights at Mountain Pass), which is also a party to the combination and will become a wholly-owned subsidiary of MP Materials Corp. Deutsche Bank Securities and RBC Capital Markets, LLC served as financial advisors, capital markets advisors, and private placement agents to FVAC. Weil, Gotshal & Manges LLP acted as legal advisor to FVAC.

About MP Materials

MP Materials Corporation (NYSE: MP) is the largest producer of rare earth materials in the Western Hemisphere. With over 270 employees, the Company owns and operates Mountain Pass, an iconic American industrial asset, which is the only rare earth mining and processing site of scale in the Western Hemisphere and currently produces approximately 15% of global rare earth content. Separated rare earth elements are critical inputs for the magnets that enable the mobility of electric vehicles, drones, defense systems, wind turbines, robotics and many other high-growth, advanced technologies. MP Materials’ integrated operations at Mountain Pass uniquely combine low production costs with best-in-class environmental standards, thereby restoring American leadership to a critical industry with a strong commitment to sustainability. More information is available at https://mpmaterials.com/.

About Fortress Value Acquisition Corp.

Fortress Value Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, and is sponsored by an affiliate of Fortress Investment Group LLC.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MP Materials’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MP Materials. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; risks relating to the uncertainty of the projected financial information with respect to MP Materials; risks related to the rollout of MP Materials’ business strategy and the timing of expected business milestones; risks related to MP Materials’ arrangements with Shenghe; the effects of competition on MP Materials’ future business; risks related to political and macroeconomic uncertainty; the impact of the global COVID-19 pandemic on any of the foregoing risks; and those factors discussed in FVAC’s definitive proxy statement/consent solicitation/prospectus filed on October 27, 2020 under the heading “Risk Factors,” and other documents to be filed by MP Materials, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MP Materials does not presently know or that MP Materials currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MP Materials’ expectations, plans or forecasts of future events and views as of the date of this press release. MP Materials anticipates that subsequent events and developments will cause MP Materials’ assessments to change. However, while MP Materials may elect to update these forward-looking statements at some point in the future, MP Materials specifically disclaims any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing MP Materials’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

For MP Materials:

Investors:

Ellipsis

Jeff Majtyka

IR@mpmaterials.com

Media:

Edelman

Jordan Fisher

Jordan.Fisher@edelman.com

For FVAC:

Gordon E. Runté

Managing Director

Fortress Investment Group LLC

212-798-6082